Financial Market Services: *New Ideas For New Markets*

Indo Global Exchange(s) Pte., Ltd. (OTC: IGEX)

Investor Presentation: November 2014

INDO GLOBAL EXCHANGE(S) PTE. Ltd. d.b.a. IGEX
Menara Standard Chartered Building,
Jl. Prof. Dr. Satrio Kav 164, 30th Floor
Jakarta, Indonesia

Safe Harbor

This presentation may contain "forward-looking statements" that are made pursuant to the "safe harbor" provisions as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including "anticipates," "believes," "intends," "estimates," and similar expressions. These statements are based upon management's current expectations as of the date of this presentation. Such forward-looking statements may include statements regarding the Company's future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses and other future or expected performances. The Company cautions readers there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those indicated in the forward-looking statements. Further information on these and other potential factors that could affect the Company's financial results is included in the Company's filings with the SEC under the "Risk Factors" sections and elsewhere in those filings. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This is presented as a source of information and not an investment recommendation.

IGEX Overview

- IGEX provides comprehensive online trading platforms with access to over 30 global equity exchanges for trading securities and CFD's in Euro Zone, UK, Japan, Asia, Oceania, Canada, & USA
- IGEX's goal is to become a leader of Asia's online global markets trading
- IGEX trading platform allows trading in:
  - *over 180 currency pairs in spot (cash)*
  - *forwards and options*
  - *gold and silver trading in spot (cash),*
  - *global commodity futures exchanges including financial futures*
  - *indices and commodity CFD's*
- IGEX is acting as the administrator, promoter, educator and integrator for clients in Asia and Emerging Markets
- IGEX has built relationships and trust with its partners to deliver all aspects of trading platforms allowing IGEX to focus on marketing and customer services and providing unparalleled solutions to Asia's online global markets trading

IGEX Financial Market Services New ideas for new markets

IGEX Investment Highlights

- Account opening, account funding & client revenue commenced on June 2014
- Well-positioned to become the next E*TRADE of Asia and a leading financial services company within the Emerging Markets
- Low overhead
- High revenues per trade
- Multiple streams of revenue
- Limited market competition
- Potential market growing
- Increasing revenue and profitable
- Local presence and native-speaking staff
- Bank facilities in Australia and United Kingdom
- All compliance and client risks are held by reliable partners, not IGEX
- Solid balance sheet and clean capital structure
- Proven management team with over 100 years of combined industry experience

IGEX SERVICES OFFER

IGEX Services

- **Managed Accounts:**
  - Client deposits the "risk capital" of $10,000 and IGEX credits the "investment capital" up to $40,000 for a total investment of $50,000
- **Stocks & CFD's:**
  - With 14000 Stocks available, IGEX has one of the largest and strongest equity offerings online; similar to trading stocks on margin and with the ability for short selling
- **Futures & FX:**
  - IGEX online futures trading gives investors access to agricultural products, oil and energies, base metals, precious metals, bonds, currencies, short-term interest rates and stock indices from Chicago to Singapore; trading in well over 450 instruments with live market prices/superior liquidity
- **ETFs, ETCs & Online Funds:**
  - IGEX offers a range of Exchange Traded Funds (ETFs) and Exchange Traded Commodities (ETCs) through its online trading platforms; in addition to ETFs and ETCs, IGEX also offers a range of products and vehicles to help clients implement their varied asset allocation strategies via the IGEX Global platforms

Administrator Services (3 levels)

Self directed clients	• Client trade for themselves
Subscription services	• Clients subscribed to research self-execute
Power of Attorney	• Trading on behalf of our clients

COMPANY'S MARKET

Potential Market Overview

Emerging Asian nations, such as Indonesia, are likely to lead global growth among wealthy individuals, boosted by economies that are expanding faster than those in developed countries.


HONG KONG
INDONESIA
SINGAPORE
AUSTRALIA

Household wealth in Indonesia climbed to $630 billion in 2011, from $530 billion a year earlier, a growth rate of about 20 percent comparable to China and India, and the majority of wealthy Indonesians' assets are in cash or money markets onshore, though it is estimated that the wealthiest segments have about 50 percent of their assets offshore.

Market Potential

INDONESIA	PHILIPPINES	MAYLAYSIA
POPULATION: **298M**	POPULATION: **98M**	POPULATION: **28M**
TARGET MARKET: **1% OF 10% OF POPULATION**	TARGET MARKET: **1% OF 10% OF POPULATION**	TARGET MARKET: **1% OF 10% OF POPULATION**
NUMBER OF CLIENTS: **298K**	NUMBER OF CLIENTS: **98K**	NUMBER OF CLIENTS: **28K**
AVG. REVENUE PER CLIENT PER MONTH: **$200**	AVG. REVENUE PER CLIENT PER MONTH: **$200**	AVG. REVENUE PER CLIENT PER MONTH: **$200**
EST. ANNUAL REVENUE: **$715,200,000**	EST. ANNUAL REVENUE: **$235,200,000**	EST. ANNUAL REVENUE: **$67,200,000**

TARGET MARKET 1% = 277,760 Clients

Indonesian Market Growth

"Along with China and India, Indonesia is expected to be one of the fastest growing Asian markets in future years," Ken Timsit, Partner and Managing Director, Jakarta Globe."

TODAY	IN 2030
- 16th largest economy	- 7th largest economy
- 45M members of the consuming class	- 135M members of the consuming class
- 53% of the population in cities producing 74% of GDP	- 71% of the population in cities producing 86% of GDP
- 55 million skilled workers	- 113 million skilled workers needed
- $0.5 trillion in market opportunity in consumer services, agriculture & fisheries, resources & education	- $1.8 trillion market opportunity in consumer services, agriculture & fisheries, resources & education *

Market Segments

IGEX
Financial Market Services | New ideas for new markets


HNWI
Institutional investors
Growing Upper Middle Class

IGEX
Financial Market Services

IGEX PARTNERS & STRATEFIC ALLIANCES

IGEX Partners

IGEX Trading Platforms partners

- FxPro SuperTrader
- Halifax Investment Services Ltd
- AXITRADER

IGEX Clearing and Settling Operations in Australia & UK

- SAXO CAPITAL MARKETS
- citi
- Morgan Stanley

Strategic Milestones

KINA Securities Ltd. Papua New Guinea
Signed Broker agreement

Axitrader, Halifax and FX Pro SuperTrader
Signed Broker agreements

FX Pro SuperTrader in Asia
Became first White label strategic distribution partner

Todo Hakot Sales, Inc.
Franchise distribution agreement for distribution of IGEX in the Philippines.

IGEX
Financial Market Services

Broker Agreement with Kina Securities

- IGEX has signed an introducing broker agreement with Kina Securities, the largest stock and commodities broker in Papua New Guinea
- Kina represents the local stock exchange POSOX with trade volumes currently around USD 100M per annum
- There are 13 companies dual listed on the POMSOX and other western SX such as London, NYSE etc. Such dual listings provide a mechanism for domestic companies to raise capital in Western established markets. These 13 companies have a market cap of approximately USD 75B and trade around 2% of volume per annum (e.g. USD 1.5B)
- There are 3 major pension/super funds managed by Kina: (1) Super fund - 4 billion, (2) Next fund- 2-3 billion and (3) Nasfund - 2 billion
- Presently, Kina only trade local and Australian stock
- Kina's system that trades on clients' behalf is outdated and can take 1 week to execute a single trade
  - *Large clients with substantial cash available for reinvesting (i.e. a single mining client invests about $5B via Kina*
- Kina executes USD 100MM per quarter in Foreign Exchange trades
- Kina and BSP Capital are the only two firms licensed to service the PNG market of over US$100 billion
- IGEX's future business relationships with Kina are critical and will result in millions of dollars of revenue for IGEX with minimal overheads

Broker Agreement with FxPro

- IGEX signed an IB agreement with FXPro in June 2014. FX Pro is one of the top ten online FX trading companies in the world. FXPro's Asian Division approached IGEX for entering into this agreement, due to IGEX's strategic positioning and physical presence in the South East Asian emerging markets
- IGEX has signed the first white label solution for Asia that will be based on FXPro's Supertrader product, to be known as IGEX Supertrader
- The IGEX Supertrader will give a unique offering of allowing 3 times leverage to all of its Supertrader accounts. Whereby with a minimum investment of USD 10,000 the clients will be given a line of credit of USD 20,000 giving a total investment portfolio of USD 30,000. Underwritten by Morgan Stanly
- IGEX launched the new product in Surabaya Java, which has exceeded expectations of over 50% of IGEX's existing clients

FxPro
Trade Forex Like a Pro

YOU DEPOSIT
$10,000
WE CREDIT UP TO
+ $20,000
YOU INVEST WITH
$30,000

IGEX partners with Jackson Capital

Jackson Capital Proprietary Trading System features:

- Systematic and largely automated with fundamental analysis override
- Based on mathematical models derived from intensive statistical research
- Hedged with concurrent long and short positions providing the opportunity to generate positive returns in both rising and falling markets
- Constantly monitored to manage performance and protect capital.

Jackson Capital Proprietary Trading System offers:

- Consistent double-digit absolute returns
- Overall diversification, when combined with exposure to other asset classes or markets
- Positive returns in rising or falling markets
- Freedom from spending hours watching the market
- Immediate access to your funds
- View positions in real time.

Jackson Capital investment returns

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
2012			0.80%	3.80%	3.80%	2.60%	2.00%	-5.30%	0.60%	2.10%	1.90%	0.20%	12.88%
2013	1.90%	4.30%	2.80%	2.50%	3.00%	1.90%	-4.80%	9.30%	1.90%	1.50%	3.70%	1.40%	33.02%
2014	2.20%	0.20%	3.70%	2.60%	1.30%	3.30%	1.60%	2.80%					17.70%

With Jackson Capital investment returns and the line of credit from Morgan Stanley inventors can gain fantastic returns. The following returns audited by Australian Securities & Investments Commission (ASIC).

IGEX Enters Philippines Market

- IGEX entry in to the Philippines is ahead of schedule and will add greatly to our bottom line with little to no overhead's due to the Franchise Agreement with Todo Hakot Philippines:
- IGEX has entered into a formal Franchise agreement with Todo Hakot Sales Inc. ("Todo") in July 2014 to open the Philippines market
- Todo will be responsible for all marketing and associated cost to establish networks and develop a client list.
- Todo is also required to spend $3000 per month on market activities with the launch of their first investment seminar to be held in early November 2014.

Philippines with a population of almost 100M people is the 12th most populated country in the world with 90% of the population speaking English and the middle income growth at 19% per annum

Halifax & Axitrader

- Over 30 global equity exchanges for trading in securities
- Over 30 global equity exchanges for trading in CFD's, including Euro Zone, UK, Japan, Asia, Oceania, Canada, & USA
- Over 180 currency pairs in spot (cash), forwards and options
- Gold and Silver trading in spot (cash), forwards and options
- Global Commodity Futures exchanges including financial futures
- Indices and Commodity CFD's



IGEX Master Card


FxPro
Trade Forex Like a Pro
5319 1234 5678 9010
5319
VALID FROM
06/12
EXPIRES END
06/15
John Smith
MasterCard

With FxPro, IGEX will be offering clients a MasterCard which they can use to effortlessly move funds between their trading account's and their MasterCard which is accepted all over the globe. Enjoy quick transfers to and from your trading account and have access to your profits wherever you may roam.

IGEX CORPORATE STRUCTURE

Company Structure

IGEX
Financial Market Services | New ideas for new markets



Board of Directors
President & CEO
John O'Shea
Compliance
Halifax & Axitrader
Relationship Manager
General Manager
Joe White
Legal Council
Indonesian Management
Accounting

Proven Management Team

Name/Title	Experience highlights
John F. O'Shea President and Chief Executive Officer	• Over 26 years experience in the financial services and insurance industry • Seasoned entrepreneur with solid corporate background
John Sofarnos	• Over 27 years of experience as an entrepreneur, executive and strategic leader in the management, operation and development of a number of businesses within the online sales & marketing, finance and automotive sectors in Australia
George Sarros V.P. Compliance & Affiliate Partner Relations	• Over 25 years of direct experience in the Australian financial services industry and through directly related business experiences focused principally on Client Services, Business Development, Marketing and Sales
Joe White General Manager	• Experienced marketing and sales exec overseeing activities in futures, options and base metals through the management of the Futures Sales group with responsibility for developing and maintaining execution and clearing relationships

IGEX FINANCIAL HIGHLIGHTS

P&L and Balance Sheet

	9-months ended April 30, 2014 (Unaudited)	9-months ended April 30, 2013 (Audited)
Total Revenue	$ ---	$ ---
Net Income / (Loss)	($144,353)	($11,970)
ASSETS:		
Total Current Assets	$19,800	$ ---
Total Assets	$19,800	$ ---
LIABILITIES & SHAREHOLDERS' EQUITY:		
Total Current Liabilities	$209,972	$45,819
Total Stockholders' Deficit		($45,819)
Total Liabilities & Stockholders' Deficit	$19,800	$ ---

Key Statistics

Ticker:	IGEX
Share Price (as of 11/7/2014):	0.0035
Common Shares Outstanding (as of 11/7/2014):	74,888,928
Market Capitalization:	$262K
Fiscal 2014 Revenue	N/A
Fiscal 2014 Net Income / (Loss)	($144,353)
Total Shareholder's Equity (Deficit)	(190K)
Fiscal Year-End	July 31
Insider Ownership:	62.2%

Thank you!

Contact:

David K Waldman or Michael Lakshin
Crescendo Communications, LLC
Tel: 212-671-1020
igex@crescendo-ir.com